FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                DECEMBER 31, 1997
                          -----------------------------

                              WINDSOR CAPITAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                        33-11935                  59-2754843
-----------------               ---------------          ----------------
(State or other                 (Commission File         (I.R.S. Employer
 jurisdiction of                    Number)               Identification No.)
incorporation)

                             350 E. IRVING PARK ROAD
                             ROSELLE, ILLINOIS 60172
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (630) 529-9424
               ---------------------------------------------------
               (Registrant's telephone number including area code)


                         1111 KANE CONCOURSE, SUITE 505
                        BAY HARBOR ISLAND, FLORIDA 33154
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

-------------------------------------------------------------------------------

Item 1. Changes in Control of Registrant

         On December 31, 1997, Woodfield Enterprises, Inc., a privately-held Florida corporation ("Woodfield"), merged with and into Windsor Capital Corp. (the "Registrant"). Pursuant to the merger, 6,700,000 shares of the Registrant's common stock, par value $0.001 per share, were issued to the former shareholders of Woodfield in a private transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended. Prior to the merger, the Registrant had 5,525,000 shares of common stock outstanding and effectuated a recapitalization, which included a sale by the Registrant's majority shareholder, International Asset Management Group, Inc. ("IAMG") to Woodfield of 4,480,000 shares


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and 5,000,000 warrants, which were canceled by Woodfield in accordance with the terms and conditions of the Agreement and Plan of Merger among the Registrant, IAMG and Woodfield dated December 18, 1997 (the "Merger Agreement"). Upon completion of the merger, the Registrant had 7,745,000 shares of common stock outstanding, of which 6,700,000 were held by the former Woodfield shareholders.

         On December 31, 1997, resignations were tendered by the executive officers and all but one of the directors (Mr. Hershel Krasnow) of the Registrant, and designees of Woodfield were elected to the Board of Directors and as executive officers of the Registrant in accordance with the terms and conditions of the Merger Agreement. The executive officers and directors of the Registrant are now as follows:

      NAME                               POSITION(S)
--------------------            -----------------------------------
Harold S. Blue                  Chairman of the Board, Treasurer

Gary N. Mansfield               Chief Executive Officer, Secretary,
                                Director

Guy F. Wood                     President

Eugene R. Terry                 Director

Edwin M. Cooperman              Director

Hershel Krasnow                 Director

         In accordance with the Merger Agreement, IAMG agreed to a lock-up of its remaining 355,000 shares of common stock whereby such shares may not be sold except in increments of 177,500, 88,750 and 88,750 shares, which will be released from the lock-up six, nine and twelve months subsequent to December 31, 1997, respectively.

         The foregoing is merely a summary of certain of the terms of the Merger Agreement and the transactions contemplated therein, and does not purport to be a complete statement of the terms, conditions and provisions thereof. A copy of the Merger Agreement is included as Exhibit 2.1 to this report.

         The following table sets forth certain information with respect to the beneficial ownership of the Registrant's common stock as of December 31, 1997, after giving effect to the merger with respect to (i) each person known to the Registrant to be the beneficial owner of more than 5% of the Registrant's common stock, all of whom are former Woodfield shareholders, (ii) each director and executive officer of the Registrant, all of whom, except for Mr. Krasnow, are former Woodfield directors and executive officers, (iii) all directors and executive officers as a group, and (iv) all former Woodfield shareholders as a group:


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                                                   SHARES OF THE REGISTRANT'S
                                                           COMMON STOCK
                                                   BENEFICIALLY OWNED AFTER
NAME AND ADDRESS OF BENEFICIAL OWNER                    THE MERGER (1)
------------------------------------               -----------------------------
                                                    NUMBER              PERCENT
                                                  -------------         --------

Harold S. Blue                                    1,087,500(2)            13.4%

Gary N. Mansfield                                   700,000                9.0%

Guy F. Wood                                         800,000               10.3%

Eugene R. Terry                                     112,500(3)             1.4%

Edwin M. Cooperman                                   55,000(4)               *

Hershel Krasnow                                     355,000(5)             4.6%

Michael Falk
830 Third Avenue
New York, NY 10017                                  750,000                9.6%

J.F. Shea Co.
655 Brea Canyon Road
Walnut, CA 71789                                    750,000                9.6%

Bellingham Industries, Inc.
Farley Edge
Westerham
Kent TN16 1UB
England, UK                                         500,000                6.5%

Directors and executive officers as a group       3,110,000(6)            38.2%

All former shareholders of Woodfield as a group   7,252,500(7)            87.4%


*   Less than 1%

(1) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of the Registrant's common stock subject to any option, warrant or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes 387,500 shares issuable upon the exercise of currently exercisable warrants.


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(3) Includes 12,500 shares issuable upon the exercise of currently exercisable warrants.

(4) Includes 5,000 shares issuable upon the exercise of currently exercisable warrants.

(5) These shares are held by IAMG, a company jointly controlled by Mr. Krasnow and the Registrant's former President, Robert M. Leopold. Mr. Krasnow owns less than one percent of the capital stock of IAMG.

(6) Includes 405,000 shares issuable upon the exercise of currently exercisable warrants.

(7) Includes 552,500 shares issuable upon the exercise of currently exercisable warrants.

Item 2. Acquisition or Disposition of Assets

         On December 31, 1997, pursuant to the merger described in Item 1, the Registrant acquired all of the business and assets of Woodfield and assumed all of Woodfield's liabilities. The acquired business involves the operation of 14 specialty retail outlets under the name "Simply Cigars." These outlets sell hand-rolled premium cigars, cigar-related items and upscale "gentlemen's accessories" and are located in malls in Connecticut, Illinois, Maryland, Massachusetts, Michigan and Ohio. The terms of the merger were negotiated on an arms length basis by representatives of the constituent corporations.

Item 4. Changes in Registrant's Certifying Accountant

         On January 13, 1998, the firm of Harvey Judkowitz, C.P.A. ("Judkowitz") was dismissed as the Registrant's independent auditor. The Board of Directors has approved Coopers & Lybrand L.L.P. as independent auditors for the year ended January 31, 1998 at the Board of Directors meeting on January 13, 1998.

         The reports of Judkowitz on the Registrant's financial statements for the past two fiscal years did not contain any adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended September 30, 1997 and in the subsequent interim period preceding Judkowitz's dismissal there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of Judkowitz would have caused Judkowitz to make references to the matter in its report.

         The Registrant has requested Judkowitz to furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether Judkowitz agrees with the statements set forth above in this Item 4. A copy of that letter will be filed with the SEC promptly upon receipt from Judkowitz.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)   Financial Statements of Businesses Acquired:

                These will be provided within 60 days after the filing of this Form 8-K.

         (b)   Pro Forma Financial Information:


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                This will be provided within 60 days after the filing of this
Form 8-K.

Item 8. Change in Fiscal Year

         On December 31, 1997, in connection with the merger of Woodfield with and into the Registrant, the Registrant changed its fiscal year end to January
31. The report covering the transition period will be filed on Form 10-QSB.

         Exhibits:

          2.1 Agreement and Plan of Merger among Windsor Capital Corp. and Woodfield Enterprises, Inc. and International Asset Management Group, Inc., dated December 18, 1997.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Windsor Capital Corp.

January 14, 1998                       By: /s/ GARY N. MANSFIELD
                                       -------------------------
                                           Gary N. Mansfield
                                           Chief Executive Officer


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                                 EXHIBIT INDEX

EXHIBIT                                 DESCRIPTION
-------                                 -----------

2.1                 Agreement and Plan of Merger among Windsor Capital Corp.
                    and Woodfield Enterprises, Inc. and International Asset Management Group, Inc., dated December 18, 1997.